EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 7, 2001, except for the fifth paragraph of
Note 8, as to which the date is October 12, 2001, in Post-Effective Amendment No. 4 to the Registration Statement (Form SB-2 No. 333-64499) and related Prospectus of Implant Sciences Corporation.


                                              /s/ ERNST & YOUNG LLP


Boston, Massachusetts
March 27, 2002


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